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                                                                    EXHIBIT 23.2




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the use of our report on National HealthCare L.P. dated February 3, 1997 and to all references to our firm included in or made a part of this Form S-4 Registration Statement.


                                          ARTHUR ANDERSEN LLP

Nashville, Tennessee
November 18, 1997